SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2003
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                                                 Cecil Bancorp, Inc.
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                             (Exact name of registrant as specified in its charter)


              Maryland                                  0-24926                             52-1883546
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(State or other jurisdiction                       (Commission file                        (IRS Employer
of incorporation)                                       number)                       Identification Number)


   127 North Street, Elkton, Maryland           21921
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(Address of Principal Executive Offices)     (Zip Code)

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Registrant's telephone number, including area code:  (410) 398-1650
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Item 5. Other Material Events.
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         On February 18, 2003, The Board of Directors of Cecil Bancorp, Inc.
unanimously authorized the sale in a private placement of approximately 31,646 to 174,051 shares of newly issued common stock, par value $0.01 per share, at a price per share of $15.80, for expected gross proceeds of from $500,000 to $2,750,000. Purchasers will be directors and senior officers of Cecil Bancorp and Cecil Federal Bank who are accredited investors as defined in Regulation D issued under the Securities Act of 1933 (the "1933 Act"). The stock issued in the private placement would comprise from 4.7% to 21.4% of outstanding shares after issuance. The placement is expected to be completed during the first quarter of 2003. Proceeds, after payment of associated costs, will be used primarily for injection of capital into Cecil Federal Bank, where they may be used to support growth in banking operations, but also may be used for other corporate purposes.

         The Board determined the terms of the private placement based upon an analysis of the Bank's capital needs, the feasibility and costs of alternative means of raising capital, and the potential effects of the placement on shareholders who do not participate in the private placement, among other factors. The Board believes that the placement will be accretive to earnings per share and tangible book value per share for such shareholders for the year 2003 and in future years, that is, that the earnings per share and ending tangible book value per share will be greater for 2003 and later years than they would have been without the private placement.

         This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Cecil Bancorp. The common stock is planned to be issued pursuant to an exemption from registration under the 1933 Act. Such shares of common stock may not be transferred in the absence of an effective registration statement under the 1933 Act or an opinion of counsel that an exemption from registration is available.

Forward-Looking Statements

         This Form 8-K includes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, and expectations; estimates of risks and of future costs and benefits; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the actual future results may differ materially from those indicated.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CECIL BANCORP, INC.

                                            By:    /s/ Mary B. Halsey
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                                                  Mary B. Halsey
                                                  President
Dated : February 19, 2003